OLD WESTBURY FUNDS, INC.

Old Westbury Large Cap Equity Fund

Old Westbury Mid Cap Equity Fund

Old Westbury International Fund

Old Westbury Fixed Income Fund

Old Westbury Municipal Bond Fund

(collectively, the “Funds”)

Supplement Dated August 22, 2005 to the

Prospectus Dated February 1, 2005

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Old Westbury Funds, Inc. (the “Corporation”) Prospectus.

At an August 4, 2005 meeting of shareholders, the shareholders of the Funds approved a new advisory agreement between the Corporation, on behalf of the Funds, and Bessemer Investment Management LLC (the “Adviser”), the investment adviser to the Funds (the “New Advisory Agreement”). The New Advisory Agreement, which will become effective on September 1, 2005 for the Funds, reflects an increase in the asset “breakpoint” levels at which the Funds’ advisory fees will be reduced, which, in effect, will result in an increase in the advisory fees payable for certain Funds. Specifically, for its services under the New Advisory Agreement, the Adviser will receive an advisory fee from each Fund, computed daily and payable monthly, in accordance with the following schedule:

	First $500 million of average net assets	Second $500 million of average net assets	Average net assets exceeding $1 billion
Large Cap Equity Fund	0.70%	0.65%	0.60%
Mid Cap Equity Fund	0.70%	0.65%	0.60%
International Fund	0.80%	0.75%	0.70%
Fixed Income Fund	0.45%	0.40%	0.35%
Municipal Bond Fund	0.45%	0.40%	0.35%

Also effective on September 1, 2005, the Funds are reducing certain other expenses which will result in a net decrease in the total operating expenses paid by the Funds. The new fees are reflected below in the Summary of Fund Expenses and should replace the Summary of Fund Expenses in the Funds’ February 1, 2005 prospectus. Throughout the prospectus, all references to the Funds’ fees should reflect these fee modifications accordingly.

S-1

SUMMARY OF FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

	Large Cap Equity Fund	Mid Cap Equity Fund	International Fund	Fixed Income Fund	Municipal Bond Fund
Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	None
Annual Fund Operating Expenses (1) Expenses That are Deducted From Fund Assets
Management Fee	0.70%	0.68%	0.76%	0.45%	0.45%
Distribution and Service (12b-1) Fee	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.27%	0.26%	0.31%	0.37%	0.34%
Total Annual Fund Operating Expenses	1.22%	1.19%	1.32%	1.07%	1.04%

(1)    For the FYE 10/31/04. The Adviser voluntarily waived a portion of its management fee to limit Other Expenses. Shown below are the net expenses of the Funds. The Adviser can terminate this voluntary waiver and/or reimbursement at any time.

Waiver of Fund Expenses	0.10%	0.10%	0.10%	0.15%	0.12%
Total Actual Annual Fund Operating Expenses (After Waivers)	1.12%	1.09%	1.22%	0.92%	0.92%

The examples that follow the fee table in the prospectus should also be replaced with the following to reflect the modified fee structure:

	Large Cap Equity Fund	Mid Cap Equity Fund	International Fund	Fixed Income Fund	Municipal Bond Fund
1 Year	$124	$121	$134	$109	$106
3 Years	$377	$368	$408	$325	$319
5 Years	$661	$645	$714	$576	$562
10 Years	$1,468	$1,434	$1,582	$1,292	$1,260

S-2

At the August 4, 2005 meeting, shareholders of the Funds also approved authorization to seek exemptive relief from the Securities and Exchange Commission (“SEC”) to permit the Adviser to make decisions about a Fund’s sub-advisory arrangements. The Adviser and the Funds may in the future engage one or more additional sub-advisers. While a sub-adviser may make the day-to-day investment decisions for a Fund, the Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-adviser and evaluating the Fund’s needs and the sub-adviser’s skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

•	change, add or terminate one or more sub-advisers;

•	continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or

•	materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Adviser and the Funds will seek exemptive relief from the SEC to permit the Adviser (subject to the Board’s oversight and approval) to make decisions about a Fund’s sub-advisory arrangements without obtaining approval from Fund shareholders. The Adviser or a Fund will inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

S-3